UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21422

Trust for Advised Portfolios

(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, Wisconsin 53202

(Address of principal executive offices) (Zip code)

Christopher E. Kashmerick

Trust for Advised Portfolios

2020 East Financial Way, Suite 100

Glendora, CA 91741

(Name and address of agent for service)

(626) 914-7385

Registrant’s telephone number, including area code

Date of fiscal year end:	September 30

Date of reporting period:	March 31, 2017

Item 1. Reports to Stockholders.

Semi-Annual Report

March 31, 2017

Miller Income Fund

Class A  LMCJX

Class C  LCMNX

Class FI  LMCKX

Class I  LMCLX

Class IS  LMCMX

Table of contents

Miller Income Fund
Manager commentary	1
Fund at a glance	6
Fund expenses	7
Schedule of investments	9
Statement of assets and liabilities	13
Statement of operations	15
Statement of changes in net assets	16
Financial highlights	17
Notes to financial statements	22
Additional information	32
Approval of investment advisory agreement	33
Privacy notice	35
Directory of funds' service providers	Back Cover

Miller Income Fund 2017 Semi-Annual Report

Miller Income Fund manager commentary

We are pleased with the Fund's performance over these 6-months, because it happened in conjunction with rising interest rates which has tended to have a negative effect on many traditional "fixed income" securities. The ten-year US government note began the period at a yield-to-maturity of 1.59%, while it ended the period at 2.39%, which represented an increase of 80 basis points, or 50%. During the first six months of our fiscal year, the Miller Income Fund's Class C shares generated a total return of 10.00% excluding sales charges. The Fund's C shares declared a $0.14 dividend during the first quarter of 2017 implying an annualized current yield of 6.76% on a 3/31/17 Fund net asset value of $8.30. We continue to expect the bulk of the Fund's return to come from the dividend, which represents substantially all of the cash received from our Fund's holdings. However, we hope to outperform the dividend yield over the long term by owning undervalued income-generating securities. If the market eventually agrees with what we think is a fair price for our holdings, we should be able to generate some capital appreciation in addition to the dividend.

Average annual total returns and expenses (%) — as of 3/31/20171

	Without Sales Charges				With Max Sales Charges
	6 Mo2	1 Yr	3 Yr	Inception[3]	6 Mo2	1 Yr	3 Yr	Inception[3]
Class A	10.38	24.74	1.46	1.29	4.00	17.57	-0.53	-0.64
Class C	10.00	23.76	0.70	0.59	9.00	22.76	0.70	0.59
Class FI	10.37	24.59	1.31	1.14	10.37	24.59	1.31	1.14
Class I	10.57	24.98	1.67	1.49	10.57	24.98	1.67	1.49
Class IS	10.61	25.10	1.74	1.56	10.61	25.10	1.74	1.56
BofA Merrill Lynch High Yield Master II Index	4.64	16.88	4.62	4.57	4.64	16.88	4.62	4.57
S&P 500	10.12	17.17	10.37	10.37	10.12	17.17	10.37	10.37

1  Performance greater than one year is annualized.

2  Performance for the 6 month period ending 3/31/2017 (not annualized).

3  Inception date is 2/28/14.

Gross Expenses (Net): Class A — 2.47 (2.34), Class C — 3.25 (3.09), Class FI — 5.91 (2.34), Class I — 2.27 (2.04), Class IS — 2.13 (1.94). LMM LLC (the "Adviser") has contractually agreed to waive a portion or all of the management fees payable to it by the Fund and/or to pay the Fund's operating expenses to the extent necessary to limit the Fund's aggregate annual operating expenses (other than interest expense, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses, and acquired fund fees and expenses) to 1.25% for Class A, 2.00% for Class C, 1.25% for Class FI, and 0.95% for Class I, 0.85% for Class IS through February 28, 2019. Net expense ratios are current to the most recent prospectus dated 2/22/2017 and are applicable to investors.

Class C SEC Yield with Waiver (without Waiver): 4.48% (4.40%)

Performance shown represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than the original cost. Class A shares have a maximum front end sales charge of 5.75%. Class C shares have a one year contingent deferred sales charge (CDSC) of 1.0%. If sales charges were included, performance shown would be lower. Total returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Total return figures are based on the NAV per share applied to shareholder subscriptions and redemptions, which may differ from the NAV per share disclosed in Fund shareholder reports. Performance would have been lower if fees had not been waived in various periods. Numbers may be the same due to rounding. YTD is calculated from January 1 of the reporting year. All classes of shares may not be available to all investors or through all distribution channels. For the most recent month end information, please call 888-593-5110.

Miller Income Fund 2017 Semi-Annual Report

Miller Income Fund manager commentary (cont'd)

It is especially rewarding to demonstrate what we have said since the Fund's launch — namely, that the Fund's procyclical tilt has the potential allow it to perform well as interest rates move higher. We believe the overwhelming majority of our holdings have an opportunity to benefit and potentially pay higher dividends as rates rise, as only about 20% of the portfolio is in true "fixed" income1, while roughly 80% of the portfolio's holdings distribute cash from a residual earnings stream. For instance, the portfolio's business development companies and real estate lenders may see improving credit performance while also lending at higher rates. We believe our alternative asset managers could see their portfolio holdings grow their revenues and earnings, thereby increasing the price at which the managers can sell the companies. In our opinion, even our debt holdings could benefit from an accelerating economy, as the market perceives many of them as over-levered, or having too much debt relative to their revenues and costs. If these companies see accelerating prospects against a large load of fixed-cost debt, their debt may appreciate in value as investors worry less about their ability to service their debt.

This bullish lens on the economy helps inform what we think our companies are worth, and the market has in some cases begun to agree with us. One example of investors coming around to our view of material undervaluation pertains to the alternative asset managers. At the beginning of the period, we had approximately 8.4% of the Fund in this group between Apollo Global Management, Fortress Investment Group and The Carlyle Group. These companies manage large sums of money for institutions, sovereign wealth funds and others. In February, SoftBank announced they would acquire Fortress Investment Group for $8.08 per share, or a nearly 40% premium to where shares traded prior to catching a whiff of the bid. SoftBank's billionaire chairman, Masayoshi Son, would not pay $8.08 per share unless he thought the company was worth materially more than that, in our opinion. While the market bid up the shares of alternative asset managers in the first quarter, we still think the space remains materially undervalued relative to the cash they may earn in coming years.

Another significant contributor was The GEO Group, the correctional facility operator. We began aggressively acquiring the position shortly after the Obama Administration's Department of Justice (DoJ) announced they intended to phase out the use of private correctional facilities. This announcement caused the shares to crater by as much as half in just one day. However, a quick review of the contracts revealed that the federal government only had jurisdiction over a portion of the company's facilities. In addition, the DoJ contracts had laddered expirations, meaning most would remain in force for years to come. We were also not aware of many functional prisons sitting idle, which meant that even a government

Miller Income Fund 2017 Semi-Annual Report

phase out could have involved the purchase of facilities from the private operators. In addition, the upcoming election meant a possible change of stance toward private corrections firms, though we did not believe we needed Republicans to win for the stock to work. The position ended up working more quickly than we anticipated, generating a 100% total return since September.

Sometimes things don't work out quite as quickly. As value investors, we are more likely to be early and catch a "falling knife" than we are to be late to the party. This period proved no exception, as we had some premature accumulation in the common shares of container-ship lessor Seaspan, which is down almost 75% from its peak. The company owns over 100 vessels and leases them to shipping companies, primarily under long-term contracts. The market hates the industry right now, as a surfeit of container ships has put pressure on rates and caused bankruptcies such as Hanjin, a Seaspan client. Shipping firms scrapped 3% of global supply in 2016 against very few new orders and continued to scrap almost 1% in just the first two months of 2017. Seaspan management has commented recently about possibly observing the bottom in rates. The Washington family, worth billions through the ownership of highly cyclical industries, owns half the company and expressed an interest to "fully participate" in the dividend reinvestment program this quarter, representing almost $7M of reinvestment by insiders. We started buying the shares before the dividend cut, which we anticipated as a possibility, though not a necessity. As of 03/31/2017, shares now yield a qualified 7.4% at the reset level, and we believe the dividend could move higher over time as the market recovers. We have also purchased the preferred shares, which yield north of 9% and trade around 85% of par, despite what appear to be highly visible operating cash flows that should amply cover the preferred dividends.

Only time will tell how our investments work out. As Ben Graham pointed out, the market is a voting machine in the short run, but a weighing machine in the long run. We remain invested alongside you for the long run, and thank you for your continued support.

Bill Miller IV, CFA
Portfolio Manager

1Securities classified as fixed income.

Must be preceded or accompanied by a current prospectus.

The views expressed are those of the portfolio managers as of the date indicated, are subject to change, and may differ from the views of other portfolio managers or the firm as a whole. These opinions are not intended to be a forecast of future events, a guarantee of future results,

Miller Income Fund 2017 Semi-Annual Report

Miller Income Fund manager commentary (cont'd)

or investment advice. All data referenced are from sources deemed to be reliable but cannot be guaranteed. Discussions of individual securities are intended to inform shareholders as to the basis (in whole or in part) for previously made decisions by a portfolio manager to buy, sell or hold a security in a portfolio. References to specific securities are not intended and should not be relied upon as the basis for anyone to buy, sell or hold any security. Portfolio holdings and sector allocations may not be representative of the portfolio manager's current or future investment and are subject to change at any time. Please refer to the schedule of investments in this report for complete holdings information.

Equity securities are subject to price fluctuation and possible loss of principal. Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks. Real estate investment trusts (REITs) are closely linked to the performance of the real estate markets. REITs are subject to illiquidity, credit and interest rate risks, and risks associated with small and mid-cap investments. Asset-backed, mortgage-backed or mortgage-related securities are subject to prepayment and extension risks. Investments in MLP securities are subject to unique risks, including the risks of MLPs and the energy sector, including the risks of declines in energy and commodity prices, decreases in energy demand, adverse weather conditions, natural or other disasters, changes in government regulation, and changes in tax laws. Short selling is a speculative strategy. Unlike the possible loss on a security that is purchased, there is no limit on the amount of loss on an appreciating security that is sold short. International investments are subject to special risks, including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Fixed-income securities involve interest rate, credit, inflation, and reinvestment risks; and possible loss of principal. As interest rates rise, the value of fixed-income securities falls. High yield bonds are subject to greater price volatility, illiquidity, and possibility of default. As a non-diversified Fund, it is permitted to invest a higher percentage of its assets in any one issuer than a diversified fund, which may magnify the Fund's losses from events affecting a particular issuer. Derivatives, such as options and futures, can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

Basis point (bp) is a unit equal to 1/100th of 1% and is used to denote the change in a financial instrument. Cash Flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and

Miller Income Fund 2017 Semi-Annual Report

interest expense to pretax income. Yield to maturity is the rate of return anticipated on a bond if it is held until the maturity date. Current Yield is that of the securities held in the portfolio; it is not reflective of the yield distributed to shareholders. Current yield is calculated by taking the annual income (interest or dividends) divided by the current price of the security. The 30-Day SEC Yield is based on dividends accrued by the Fund's investments over a 30-Day period, and not on the dividends paid by the fund, which may differ and are subject to change.

The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks. The BofA Merrill Lynch U.S. High Yield Master II Index tracks the performance of below-investment-grade, but not in default, U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market, and includes issues with a credit rating of BBB or below, as rated by Moody's and S&P. Please note that an investor cannot invest directly in an index, and unmanaged index returns do not reflect any fees, expenses or sales charges.

Earnings growth is not representative of the Fund's future performance.

The Miller Income Fund was formerly the Miller Income Opportunity Trust.

The Miller Value Funds are distributed by Quasar Distributors, LLC.

Miller Income Fund 2017 Semi-Annual Report

Fund at a glance (unaudited)

Investment breakdown (%) as a percent of total investments

Miller Income Fund 2017 Semi-Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on October 1, 2016 and held for the six months ended March 31, 2017.

Actual Expenses

The table on page 8 titled "Based on total actual return" provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During the Period".

Hypothetical Example for Comparison Purposes

The table on page 8 titled "Based on hypothetical actual return" provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table on page 8 are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

Miller Income Fund 2017 Semi-Annual Report

Fund expenses (unaudited) (cont'd)

Based on total actual return1

	Actual Total Return Without Sales Charges[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	10.38%	$1,000.00	$1,103.80	1.25%	$6.56
Class C	10.00	1,000.00	1,100.00	2.00	10.47
Class FI	10.37	1,000.00	1,103.70	1.25	6.56
Class I	10.57	1,000.00	1,105.70	0.95	4.99
Class IS	10.61	1,000.00	1,106.10	0.85	4.46

Based on hypothetical actual return1

	Hypothetical Total Return Without Sales Charges[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	5.00%	$1,000.00	$1,018.70	1.25%	$6.29
Class C	5.00	1,000.00	1,014.96	2.00	10.05
Class FI	5.00	1,000.00	1,018.70	1.25	6.29
Class I	5.00	1,000.00	1,020.19	0.95	4.78
Class IS	5.00	1,000.00	1,020.69	0.85	4.28

1  For the six months ended March 31, 2017.

2  Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value or does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge ("CSDC") with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

3  Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class' respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), then divided by 365.

Miller Income Fund 2017 Semi-Annual Report

Schedule of investments (unaudited)

March 31, 2017

Miller Income Fund

Security	Shares	Value
Common Stocks — 61.6%
Consumer Discretionary — 4.8%
Media — 3.6%
New Media Investment Group Inc.	282,000	$4,007,220
Specialty Retail — 1.2%
GameStop Corp., Class A Shares	60,000	1,353,000
Total Consumer Discretionary		5,360,220
Financials — 32.4%
Capital Markets — 17.9%
AllianceBernstein Holding LP	50,000	1,142,500
Apollo Global Management LLC, Class A Shares	240,000	5,836,800
Arlington Asset Investment Corp., Class A Shares	210,000	2,967,300
BGC Partners Inc., Class A Shares	226,400	2,571,904
Carlyle Group LP	335,000	5,343,250
JMP Group LLC	300,000	1,821,000
Total Capital Markets		19,682,754
Diversified Financial Services — 2.1%
Compass Diversified Holdings	140,000	2,324,000
Mortgage Real Estate Investment Trusts (REITs) — 12.4%
Chimera Investment Corp.	280,000	5,650,400
New Residential Investment Corp.	280,750	4,767,135
Starwood Property Trust Inc.	145,200	3,278,616
Total Mortgage Real Estate Investment Trusts (REITs)		13,696,151
Total Financials		35,702,905
Industrials — 7.2%
Marine — 3.2%
Seaspan Corp.	500,000	3,465,000
Trading Companies & Distributors — 4.0%
Fortress Transportation & Infrastructure Investors LLC	293,000	4,368,630
Total Industrials		7,833,630
Information Technology — 2.8%
Technology Hardware, Storage & Peripherals — 2.8%
Seagate Technology PLC	67,000	3,077,310
Real Estate — 13.0%
Equity Real Estate Investment Trusts (REITs) — 13.0%
Colony NorthStar Inc., Class A Shares	339,500	4,382,945
GEO Group Inc.	152,000	7,048,240
MGM Growth Properties LLC, Class A Shares	75,000	2,028,750
Uniti Group Inc.	33,940	877,349
Total Real Estate		14,337,284

Miller Income Fund 2017 Semi-Annual Report

Schedule of investments (unaudited) (cont'd)

March 31, 2017

Miller Income Fund

Security			Shares	Value
Telecommunication Services — 1.4%
Diversified Telecommunication Services — 1.4%
Frontier Communications Corp.			710,000	$1,519,400
Total Common Stocks (Cost — $61,297,003)				67,830,749
	Rate
Convertible Preferred Stocks — 5.3%
Consumer Discretionary — 3.6%
Household Durables — 3.6%
William Lyon Homes	6.500%		40,000	4,028,000
Telecommunication Services — 1.7%
Diversified Telecommunication Services — 1.7%
Frontier Communications Corp.	11.125%		38,000	1,871,880
Total Convertible Preferred Stocks (Cost — $6,766,591)				5,899,880
Investments in Underlying Funds — 9.6%
Financials — 9.6%
Capital Markets — 9.6%
Fifth Street Finance Corp.			700,000	3,234,000	(a)
Medley Capital Corp.			262,834	2,021,194	(a)
MVC Capital Inc.			142,600	1,281,974	(a)
Triangle Capital Corp.			124,278	2,372,467	(a)
TriplePoint Venture Growth BDC Corp.			122,711	1,710,591	(a)
Total Investments in Underlying Funds (Cost — $11,199,445)				10,620,226
Preferred Stocks — 2.5%
Industrials — 2.5%
Marine — 2.5%
Seaspan Corp. (Cost — $2,589,958)	7.875%		129,100	2,756,285
Security	Rate	Maturity Date	Face Amount	Value
Convertible Bonds & Notes — 0.9%
Financials — 0.9%
Thrifts & Mortgage Finance — 0.9%
Walter Investment Management Corp. (Cost — $2,200,125)	4.500%	11/1/19	$3,000,000	1,020,000
Corporate Bonds & Notes — 20.0%
Consumer Discretionary — 1.7%
Specialty Retail — 1.7%
Rent-A-Center Inc., Senior Notes	4.750%	5/1/21	2,250,000	1,856,250

Miller Income Fund 2017 Semi-Annual Report

Miller Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Energy — 3.8%
Energy Equipment & Services — 2.6%
Era Group Inc., Senior Notes	7.750%	12/15/22	$3,000,000	$2,872,500
Oil, Gas & Consumable Fuels — 1.2%
Calumet Specialty Products Partners LP/ Calumet Finance Corp., Senior Notes	6.500%	4/15/21	1,000,000	851,250
Calumet Specialty Products Partners LP/ Calumet Finance Corp., Senior Notes	7.625%	1/15/22	500,000	423,750
Total Oil, Gas & Consumable Fuels				1,275,000
Total Energy				4,147,500
Financials — 0.7%
Thrifts & Mortgage Finance — 0.7%
Walter Investment Management Corp., Senior Notes	7.875%	12/15/21	1,250,000	740,625
Health Care — 6.3%
Health Care Providers & Services — 2.0%
CHS/Community Health Systems Inc., Senior Notes	6.875%	2/1/22	2,500,000	2,159,375
Pharmaceuticals — 4.3%
Valeant Pharmaceuticals International Inc., Senior Notes	6.750%	8/15/21	5,500,000	4,771,250	(b)
Total Health Care				6,930,625
Industrials — 1.7%
Airlines — 0.4%
US Airways, Pass-Through Trust, Pass-Through Certificates, Secured Bonds	6.820%	1/30/19	2,361,172	251,701	(c)(d)
US Airways, Pass-Through Trust, Pass-Through Certificates, Secured Bonds	7.960%	7/20/19	431,639	142,441	(c)(d)
Total Airlines				394,142
Commercial Services & Supplies — 1.3%
Quad Graphics Inc., Senior Notes	7.000%	5/1/22	1,500,000	1,507,500
Total Industrials				1,901,642
Information Technology — 4.4%
Internet Software & Services — 4.4%
EIG Investors Corp., Senior Notes	10.875%	2/1/24	4,500,000	4,803,750
Telecommunication Services — 1.4%
Diversified Telecommunication Services — 1.4%
Frontier Communications Corp., Senior Notes	10.500%	9/15/22	1,500,000	1,526,250

Miller Income Fund 2017 Semi-Annual Report

Schedule of investments (cont'd)

March 31, 2017

Miller Income Fund

Security	Value
Total Corporate Bonds & Notes (Cost — $22,725,231)	21,906,642
Total Investments — 99.9% (Cost — $106,778,353)	110,033,782
Other Assets in Excess of Liabilities — 0.1%	127,402
Total Net Assets — 100.0%	$110,161,184

(a)  Security is a business development company (See Note 2).

(b)  Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(c)  Illiquid (unaudited).

(d)  Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 2).

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The Accompanying Notes are an Integral Part of these Financial Statements.

Miller Income Fund 2017 Semi-Annual Report

Statement of assets and liabilities (unaudited)

March 31, 2017

Assets:
Investments, at value (Cost — $106,778,353)	$110,033,782
Cash	1,004,561
Dividends and interest receivable	1,193,498
Receivable for fund shares sold	218,679
Prepaid expenses	59,812
Total Assets	112,510,332
Liabilities:
Payable for fund shares repurchased	58,932
Distribution payable	2,099,997
Investment management fee payable	53,665
Service and/or distribution fees payable	65,464
Trustees' fees payable	1,060
Accrued other expenses	70,030
Total Liabilities	2,349,148
Total Net Assets	$110,161,184
Net Assets:
Paid-in capital	$126,169,888
Undistributed net investment income	(690,095)
Accumulated net realized loss on investments	(18,574,038)
Net unrealized appreciation on investments	3,255,429
Total Net Assets	$110,161,184

The Accompanying Notes are an Integral Part of these Financial Statements.

Miller Income Fund 2017 Semi-Annual Report

Statement of assets and liabilities (unaudited) (cont'd)

March 31, 2017

Net Assets:
Class A	$10,368,357
Class C	$25,250,383
Class FI	$36,143
Class I	$29,783,956
Class IS	$44,722,345
Shares Oustanding:
Class A	1,248,256
Class C	3,042,793
Class FI	4,365
Class I	3,591,181
Class IS	5,394,477
Net Asset Value:
Class A (and redemption price)	$8.31
Class C *	$8.30
Class FI (and redemption price)	$8.28
Class I (and redemption price)	$8.29
Class IS (and redemption price)	$8.29
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$8.82

*  Redemption price per share of Class C shares is NAV reduced by a 1.00% CDSC if shares are redeemed within one year of purchase. (See Note 3).

The Accompanying Notes are an Integral Part of these Financial Statements.

Miller Income Fund 2017 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended March 31, 2017

Investment Income:
Dividends and distributions	$3,298,514
Return of capital (Note 2 (d))	(1,251,064)
Net Dividends and Distributions	2,047,450
Interest	1,334,522
Total Investment Income	3,381,972
Expenses:
Investment management fee (Note 3)	352,791
Service and/or distribution fees (Note 5)	128,227
Transfer agent fees (Note 5)	36,707
Registration fees	33,818
Legal fees	32,025
Shareholder reports	15,456
Custody fees	9,584
Fund accounting fees	6,168
Trustees' fees	5,571
Miscellaneous expenses	4,505
Audit and tax fees	4,174
Insurance	1,081
Total Expenses	630,107
Less: Fee waivers and/or expense reimbursements (Note 3)	(42,270)
Net Expenses	587,837
Net investment income	2,794,135
Realized and Unrealized Gain (Loss) on Investments (Notes 2 and 7):
Net Realized Gain (Loss) From:
Investment transactions	2,937,616
REIT distributions	41,769
Net Realized Gain	2,979,385
Change in Net Unrealized Appreciation (Depreciation) on Investments	4,195,601
Net Gain on Investments	7,174,986
Increase in Net Assets from Operations	$9,969,121

The Accompanying Notes are an Integral Part of these Financial Statements.

Miller Income Fund 2017 Semi-Annual Report

Statements of changes in net assets

For the Six Months Ended March 31, 2017 (unaudited) and the Year Ended September 30, 2016	2017	2016
Operations:
Net investment income	$2,794,135	$6,198,770
Net realized gain (loss)	2,979,385	(15,355,074)
Change in net unrealized appreciation (depreciation)	4,195,601	17,529,911
Increase in Net Assets from Operations	9,969,121	8,373,607
Distributions to Shareholders from (Note 5):
Net investment income	(4,000,024)	(6,037,010)
Return of capital	—	(1,663,019)
Decrease in Net Assets from Distributions to Shareholders	(4,000,024)	(7,700,029)
Fund Share Transactions (Note 6):
Net proceeds from sale of shares	16,534,556	19,318,219
Reinvestment of distributions	1,767,960	7,272,089
Cost of shares repurchased	(7,393,340)	(22,606,801)
Increase in Net Assets from Fund Share Transactions	10,909,176	3,983,507
Increase in Net Assets	16,878,273	4,657,085
Net Assets:
Beginning of period	93,282,911	88,625,826
End of period *	$110,161,184	$93,282,911
* Includes (overdistributed) undstributed net investment income of:	$(690,095)	$515,794

The Accompanying Notes are an Integral Part of these Financial Statements.

Miller Income Fund 2017 Semi-Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:

Class A Shares[1]	2017[2]	2016	2015	2014[3]
Net asset value, beginning of period	$7.82	$7.74	$9.89	$10.00
Income (loss) from operations:
Net investment income	0.22	0.53	0.53	0.35
Net realized and unrealized loss	0.58	0.22	(2.01)	(0.21)
Total income (loss) from operations	0.80	0.75	(1.48)	0.14
Less distributions from:
Net investment income	(0.31)	(0.52)	(0.53)	(0.25)
Return of capital	—	(0.15)	(0.14)	—
Total distributions:	(0.31)	(0.67)	(0.67)	(0.25)
Net asset value, end of period	$8.31	$7.82	$7.74	$9.89
Total return[4]	10.38%	10.34%	(15.76)%	1.39%
Net assets, end of period (000s)	$10,368	$9,460	$12,654	$16,531
Ratios to average net assets:
Gross expenses	1.31%[5]	1.32%[6]	1.34%[6]	1.38%[5]
Net expenses[7,8]	1.25[5]	1.22[6]	1.19[6]	0.85[5]
Net investment income	5.47[5]	7.14	5.60	5.91[5]
Portfolio turnover rate	29%	53%	54%	6%[9]

1  Per share amounts have been calculated using the average shares method.

2  For the six months ended March 31, 2017 (unaudited).

3  For the period February 28, 2014 (inception date) to September 30, 2014.

4  Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absense of compensating balance arrangements, fee waivers and or/expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

5  Annualized.

6  Reflects recapture of fees waived and/or expenses reimbursed from prior fiscal years.

7  As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.25%. This expense limitation arrangement cannot be terminated prior to February 28, 2019 without the Board of Trustees' consent.

8  Reflects fee waivers and/or expense reimbursements.

9  Excludes securities received as a result of contribution in-kind.

The Accompanying Notes are an Integral Part of these Financial Statements.

Miller Income Fund 2017 Semi-Annual Report

Financial highlights (cont'd)

For a share of each class of beneficial interest outstanding throughout each year ended September 30,unless otherwise noted:

Class C Shares[1]	2017[2]	2016	2015	2014[3]
Net asset value, beginning of period	$7.81	$7.74	$9.89	$10.00
Income (loss) from operations:
Net investment income	0.19	0.49	0.46	0.31
Net realized and unrealized loss	0.59	0.19	(2.01)	(0.19)
Total income (loss) from operations	0.78	0.68	(1.55)	0.12
Less distributions from:
Net investment income	(0.29)	(0.48)	(0.48)	(0.23)
Return of capital	—	(0.13)	(0.12)	—
Total distributions:	(0.29)	(0.61)	(0.06)	(0.23)
Net asset value, end of period	$8.30	$7.81	$7.74	$9.89
Total return[4]	10.00%	9.45%	(16.38)%	1.15%
Net assets, end of period (000s)	$25,250	$21,632	$16,967	$17,721
Ratios to average net assets:
Gross expenses	2.03%[5]	2.07%[6]	2.11%[6]	2.09%[5]
Net expenses[7,8]	2.00[5]	1.98[6]	1.93[6]	1.56[5]
Net investment income	4.72[5]	6.50	4.91	5.23[5]
Portfolio turnover rate	29%	53%	54%	6%[9]

1  Per share amounts have been calculated using the average shares method.

2  For the six months ended March 31, 2017 (unaudited).

3  For the period February 28, 2014 (inception date) to September 30, 2014.

4  Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absense of compensating balance arrangements, fee waivers and or/expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

5  Annualized.

6  Reflects recapture of fees waived and/or expenses reimbursed from prior fiscal years.

7  As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 2.00%. This expense limitation arrangement cannot be terminated prior to February 28, 2019 without the Board of Trustees' consent.

8  Reflects fee waivers and/or expense reimbursements.

9  Excludes securities received as a result of contribution in-kind.

The Accompanying Notes are an Integral Part of these Financial Statements.

Miller Income Fund 2017 Semi-Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:

Class FI Shares[1]	2017[2]	2016	2015	2014[3]
Net asset value, beginning of period	$7.80	$7.73	$9.88	$10.00
Income (loss) from operations:
Net investment income	0.22	0.53	0.53	0.34
Net realized and unrealized loss	0.57	0.20	(2.02)	(0.22)
Total income (loss) from operations	0.79	0.73	(1.49)	0.12
Less distributions from:
Net investment income	(0.31)	(0.52)	(0.52)	(0.24)
Return of capital	—	(0.14)	(0.14)	—
Total distributions:	(0.31)	(0.66)	(0.66)	(0.24)
Net asset value, end of period	$8.28	$7.80	$7.73	$9.88
Total return[4]	10.37%	10.20%	(15.84)%	1.16%
Net assets, end of period (000s)	$5	$9	$9	$10
Ratios to average net assets:
Gross expenses	1.50%[5]	4.88%	7.00%	1.85%[5]
Net expenses[6,7]	1.25[5]	1.25	1.25	1.25[5]
Net investment income	5.47[5]	7.13	5.57	5.72[5]
Portfolio turnover rate	29%	53%	54%	6%[8]

1  Per share amounts have been calculated using the average shares method.

2  For the six months ended March 31, 2017 (unaudited).

3  For the period February 28, 2014 (inception date) to September 30, 2014.

4  Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absense of compensating balance arrangements, fee waivers and or/expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

5  Annualized.

6  As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class FI shares did not exceed 1.25%. This expense limitation arrangement cannot be terminated prior to February 28, 2019 without the Board of Trustees' consent.

7  Reflects fee waivers and/or expense reimbursements.

8  Excludes securities received as a result of contribution in-kind.

The Accompanying Notes are an Integral Part of these Financial Statements.

Miller Income Fund 2017 Semi-Annual Report

Financial highlights (cont'd)

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:

Class I Shares[1]	2017[2]	2016	2015	2014[3]
Net asset value, beginning of period	$7.81	$7.73	$9.88	$10.00
Income (loss) from operations:
Net investment income	0.23	0.55	0.56	0.35
Net realized and unrealized loss	0.57	0.22	(2.02)	(0.21)
Total income (loss) from operations	0.80	0.77	(1.46)	0.14
Less distributions from:
Net investment income	(0.32)	(0.54)	(0.54)	(0.26)
Return of capital	—	(0.15)	(0.02)	—
Total distributions:	(0.32)	(0.69)	(0.69)	(0.26)
Net asset value, end of period	$8.29	$7.81	$7.73	$9.88
Total return[4]	10.57%	10.52%	(15.53)%	1.40%
Net assets, end of period (000s)	$29,784	$20,933	$21,522	$24,948
Ratios to average net assets:
Gross expenses	1.04%[5]	1.07%[6]	1.13%[6]	1.07%[5]
Net expenses[7,8]	0.95[5]	0.95[6]	0.91[6]	0.85[5]
Net investment income	5.72[5]	7.42	5.92	5.91[5]
Portfolio turnover rate	29%	53%	54%	6%[9]

1  Per share amounts have been calculated using the average shares method.

2  For the six months ended March 31, 2017 (unaudited).

3  For the period February 28, 2014 (inception date) to September 30, 2014.

4  Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absense of compensating balance arrangements, fee waivers and or/expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

5  Annualized.

6  Reflects recapture of fees waived and/or expenses reimbursed from prior fiscal years.

7  As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.95%. This expense limitation arrangement cannot be terminated prior to February 28, 2019 without the Board of Trustees' consent.

8  Reflects fee waivers and/or expense reimbursements.

9  Excludes securities received as a result of contribution in-kind.

The Accompanying Notes are an Integral Part of these Financial Statements.

Miller Income Fund 2017 Semi-Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:

Class IS Shares[1]	2017[2]	2016	2015	2014[3]
Net asset value, beginning of period	$7.80	$7.72	$9.88	$10.00
Income (loss) from operations:
Net investment income	0.24	0.56	0.56	0.36
Net realized and unrealized loss	0.57	0.21	(2.02)	(0.22)
Total income (loss) from operations	0.81	0.77	(1.46)	0.14
Less distributions from:
Net investment income	(0.32)	(0.54)	(0.55)	(0.26)
Return of capital	—	(0.15)	(0.15)	—
Total distributions:	(0.32)	(0.69)	(0.70)	(0.26)
Net asset value, end of period	$8.29	$7.80	$7.72	$9.88
Total return[4]	10.61%	10.78%	(15.58)%	1.41%
Net assets, end of period (000s)	$5,394	$41,248	$37,475	$44,294
Ratios to average net assets:
Gross expenses	0.94%[5]	0.96%[6]	1.00%[6]	1.38%[5]
Net expenses[7,8]	0.85[5]	0.85[6]	0.85[6]	0.82[5]
Net investment income	5.88[5]	7.52	5.97	6.14[5]
Portfolio turnover rate	29%	53%	54%	6%[9]

1  Per share amounts have been calculated using the average shares method.

2  For the six months ended March 31, 2017 (unaudited).

3  For the period February 28, 2014 (inception date) to September 30, 2014.

4  Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absense of compensating balance arrangements, fee waivers and or/expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

5  Annualized.

6  Reflects recapture of fees waived and/or expenses reimbursed from prior fiscal years.

7  As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.85%. This expense limitation arrangement cannot be terminated prior to February 28, 2019 without the Board of Trustees' consent.

8  Reflects fee waivers and/or expense reimbursements.

9  Excludes securities received as a result of contribution in-kind.

The Accompanying Notes are an Integral Part of these Financial Statements.

Miller Income Fund 2017 Semi-Annual Report

Notes to financial statements

1. Organization

Miller Income Fund (the "Fund") is a separate non-diversified investment series of the Trust for Advised Portfolios (the "Trust"), a Delaware Statutory Trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund converted to the Trust on February 24, 2017, and was previously organized in the Legg Mason Global Asset Management Trust as the Miller Income Opportunity Trust (the "Predecessor Fund"). The Fund seeks to provide a high level on income while maintaining the potential for growth.

2. Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles ("U.S. GAAP") for investment companies. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Topic 946. The presentation of financial statement in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses. Actual results may differ from those estimates.

(a) Investment valuation. Investments in securities traded on a national securities exchange are valued at the last reported sales price on the exchange on which the security is principally traded. Securities traded on the NASDAQ exchanges are valued at the NASDAQ Official Closing Price ("NOCP"). Exchange-traded securities for which no sale was reported and NASDAQ securities for which there is no NOCP are valued at the mean of the most recent quoted bid and ask prices quoted. Long-term fixed income securities are valued using prices provided by an independent pricing service approved by the Board. Pricing services may use various valuation methodologies, including matrix pricing and other analytical models as well as market transactions and dealer quotations. Securities for which market quotations are not readily available are valued at their estimated fair value as determined in good faith by LMM LLC (the "Adviser") under procedures established by and under the general supervision and responsibility of the Board.

Miller Income Fund 2017 Semi-Annual Report

Various inputs are used in determining the value of the Funds' investments. These inputs are summarized into three broad levels and described below:

•  Level 1 — quoted prices in active markets for identical investments

•  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

•  Level 3 — significant unobservable inputs, including the Fund's own assumptions in determining the fair value of investments.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used in valuing the Funds' assets carried at fair value:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
Investments†
Common Stocks	$67,830,749	—	—	$67,830,749
Convertible preferred stocks	1,871,880	$4,028,000	—	5,899,880
Investments in underlying funds	10,620,226	—	—	10,620,226
Preferred stocks	2,756,285	—	—	2,756,285
Convertible bonds & notes	—	1,020,000	—	1,020,000
Corporate bonds & notes	—	21,512,500	$394,142	21,906,642
Total Investments	$83,079,140	$26,560,500	$394,142	$110,033,782

†  See Schedule of Investments for additional detailed categorizations.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Corporate Bonds & Notes
Balance at September 30, 2016	$3,123,790
Accrued discounts	99,106
Realized gain (loss)	247,283
Change in unrealized appreciation/depreciation	(1,016,565)
Purchases	—
(Sales/Principal paydowns)	(2,059,472)
Transfers into Level 3	—
Transfers out of Level 3	—
Balance at March 31, 2017	$394,142

Miller Income Fund 2017 Semi-Annual Report

Notes to financial statements (cont'd)

The Fund's policy is to recognize transfers between levels as of the end of the reporting period.

The following table summarizes the valuation techniques employed to value Level 3 investments.

Investment	Fair Value at March 31, 2017	Valuation Technique	Unobservable Input	Range*
Corporate Bonds & Notes	$394,142	Income Method	Discount Rate	6.82-7.96%

An increase to the discount rate used would result in a lower fair value measurement.

(b) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Miller Income Fund 2017 Semi-Annual Report

(c) Business development companies. The Fund may invest in securities of closed-end investment companies that have elected to be treated as a business development company under the 1940 Act. A business development company operates similar to an exchange-traded fund and represents a portfolio of securities. The Fund may purchase a business development company to gain exposure to the securities in the underlying portfolio. The risks of owning a business development company generally reflect the risks of owning the underlying securities. Business development companies have expenses that reduce their value.

(d) Return of capital estimates. Distributions received from the Fund's investments in Master Limited Partnerships ("MLPs") generally are comprised of income and return of capital. Distributions received from the Fund's investments in Real Estate Investment Trusts ("REITs") generally are comprised of income, realized capital gains and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs and MLPs based on historical information available from each MLP or REIT and other industry sources. These estimates may subsequently be revised based on information received from the MLPs and REITs after their tax reporting periods are concluded.

(e) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(f) Distributions to shareholders. Distributions are declared and paid on a quarterly basis. The Fund intends to distribute all of its net investment income earned each quarter and any cash received during the quarter from its investments in MLPs and REITs. The Fund intends to distribute the cash received from MLPs and REITs even if all or a portion of that cash may represent a return of capital to the Fund. Distributions of net realized gains, if any, are declared at least annually. The character of distributions made to shareholders during the period may differ from their ultimate characterization for federal income tax purposes. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from U.S. GAAP.

Miller Income Fund 2017 Semi-Annual Report

Notes to financial statements (cont'd)

(g) Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(h) Compensating balance arrangements. The Predecessor Fund had an arrangement with its custodian bank whereby a portion of the custodian's fees is paid indirectly by credits earned on the Fund's cash on deposit with the bank.

(i) Federal and other taxes. It is the Fund's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the "Code"), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund's financial statements.

Management has analyzed the Fund's tax positions taken on income tax returns for all open tax years and has concluded that as of March 31, 2017, no provision for income tax is required in the Fund's financial statements. The Fund's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. As of March 31, 2017, open tax years for the Fund include the tax period ended September 30, 2014, and the tax years ended September 30, 2015 and September 30, 2016.

3. Investment management agreement and other transactions with affiliates

The Trust has an agreement to with the Adviser to furnish investment advisory services to the Fund. Prior to converting to the Trust, the Adviser served as sub-adviser to the Predecessor Fund. Prior to the conversion, Legg Mason Partners Fund Advisor, LLC ("LMPFA") served as investment manager to the Predecessor Fund.

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $2.5 billion	0.700%
Next $5 billion	0.675
Over $7.5 billion	0.650

Miller Income Fund 2017 Semi-Annual Report

The Adviser has contractually agreed to reduce fees and pay expenses (other than interest, commissions, taxes, acquired fund fees and expenses, and extraordinary expenses) so that total annual operating expenses do not exceed the levels set forth below. This expense limitation cannot be terminated prior to February 28, 2019. The Predecessor Fund had the same expense limitations.

Class A	Class C	Class FI	Class I	Class IS
1.25%	2.00%	1.25%	0.95%	0.85%

During the six months ended March 31, 2017, fees waived and/or expenses reimbursed amounted to $42,270.

The Adviser is permitted to recapture amounts waived and/or reimbursed to a class within three years if the class' total annual operating expenses have fallen to a level below the expense limitation ("expense cap") in effect at the time the fees were earned or the expenses incurred. In no case will the Adviser recapture any amount that would result, on any particular business day of the Fund, in the class' total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at March 31, 2017, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture the Adviser and respective dates of expiration as follows:

	Class A	Class C	Class FI	Class I	Class IS
Expires March 31, 2020	$3,213	$6,704	$18	$11,665	$20,670

U.S. Bancorp Fund Services ("USBFS") serves as the Fund's administrator and transfer agent. U.S Bank, N.A. serves as the Fund's custodian. Quasar Distributors, LLC ("Quasar") and affiliate to USBFS, acts as the Fund's distributor and principal underwriter. Prior to the conversion, Legg Mason Investor Services, LLC ("LMIS"), a wholly-owned subsidiary of Legg Mason, served as the Fund's sole an exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge ("CDSC") of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

Miller Income Fund 2017 Semi-Annual Report

Notes to financial statements (cont'd)

For the period ended March 31, 2017, Quasar, LMIS and its affiliates retained sales charges of $5,254 on sales of the Fund's Class A shares. In addition, for the period ended March 31, 2017, CDSCs paid to Quasar or LMIS and its affiliates were:

	Class A	Class C
CDSCs	$—	$153

4. Investments

During the six months ended March 31, 2017, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$43,987,767
Sales	29,146,986

5. Class specific expenses and distributions

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class C and Class FI shares calculated at the annual rate of 0.25%, 1.00% and 0.25% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the six months ended March 31, 2017, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$11,897	$5,466
Class C	116,312	9,584
Class FI	17	21
Class I	—	12,447
Class IS	—	—
Total	$128,226	$27,499

For the six months ended March 31, 2017, distributions by class were as follows:

	Six Months Ended March 31, 2017	Year Ended September 30, 2016
Net Investment Income:
Class A	$369,943	$705,737
Class C	829,499	1,114,112
Class FI	1,083	591
Class I	1,061,066	1,501,585
Class IS	1,738,433	2,714,985
Total	$4,000,024	$6,037,010

Miller Income Fund 2017 Semi-Annual Report

	Six Months Ended March 31, 2017	Year Ended September 30, 2016
Return of Capital
Class A	$—	$182,128
Class C	—	322,517
Class FI	—	166
Class I	—	397,032
Class IS	—	761,176
Total	$—	$1,663,019

6. Shares of beneficial interest

At March 31, 2017, the Trust had an unlimited number of shares of beneficial interest authorized with no par value. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Six Months Ended March 31, 2017		Year Ended September 30, 2016
	Shares	Amount	Shares	Amount
Class A
Shares sold	275,966	$2,268,936	236,198	$1,773,396
Shares issued on reinvestment	17,379	136,769	98,325	733,665
Shares repurchased	(255,257)	(2,028,315)	(759,592)	(5,642,524)
Net increase (decrease)	38,088	$377,390	(425,069)	$(3,135,463)
Class C
Shares sold	478,221	$3,882,436	1,254,301	$9,386,577
Shares issued on reinvestment	39,757	312,883	156,081	1,167,600
Shares repurchased	(244,752)	(1,959,024)	(833,736)	(6,195,255)
Net increase	273,226	$2,236,295	576,646	$4,358,922
Class FI
Shares sold	4,341	$36,154	—	—
Shares issued on reinvestment	48	380	102	$757
Shares repurchased	(1,227)	(9,839)	—	—
Net increase	3,162	$26,695	102	$757
Class I
Shares sold	1,268,061	$10,347,069	1,077,888	$8,158,246
Shares issued on reinvestment	59,805	470,070	254,003	1,893,908
Shares repurchased	(418,734)	(3,393,671)	(1,434,847)	(10,546,425)
Net increase (decrease)	909,132	$7,423,468	(102,956)	$(494,271)
Class IS
Shares sold	—	—	—	—
Shares issued on reinvestment	107,869	$847,819	466,217	$3,476,159
Shares repurchased	(317)	(2,491)	(30,789)	(222,597)
Net increase	107,552	$845,328	435,428	$3,253,562

Miller Income Fund 2017 Semi-Annual Report

Notes to financial statements (cont'd)

7. Income tax information

At September 30, 2016, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$7,179,815
Gross unrealized depreciation	(8,774,220)
Net unrealized depreciation	$(1,594,405)

At September 30, 2016, the components of accumulated earnings (losses) on a tax basis were as follows:

Deferred capital losses*	$(19,951,517)
Other book/tax temporary differences(a)	(431,879)
Unrealized appreciation (depreciation)(b)	(1,594,405)
Total accumulated earnings (losses) — net	$(21,977,801)

*  These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)  Other book/tax temporary differences are attributable to book/tax differences in the timing of the deductibility of various expenses.

(b)  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and book/tax differences in the treatment of partnership investments.

GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended September 30, 2016, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	$330,406	—	$(330,406)
(b)	(85,350)	$85,350	—

(a)  Reclassifications are due to the difference between the estimated and actual tax return of capital amount and book/tax differences in the treatment of various items.

(b)  Reclassifications are due to book/tax differences in the treatment of passive foreign investment companies

8. Recent accounting pronouncement

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, "final rules") intended to modernize the reporting and disclosure of information by registered

Miller Income Fund 2017 Semi-Annual Report

investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund's financial statements and related disclosures.

9. Change in independent registered public accounting firm

PricewaterhouseCoopers LLP ("PWC") served as the independent registered public accounting firm for the Predecessor Fund to audit the financial statements for the fiscal year ended September 30, 2016.

The Trust engaged BBD, LLP on February 24, 2017, as the independent registered public accounting firm to audit the Fund's financial statements for the fiscal year ending September 30, 2017.

The report of PWC on the financial statements of the Predecessor Fund for the fiscal year ended September 30, 2016, contained no adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principle.

In connection with the Predecessor Fund's audit for the fiscal period ended September 30, 2016, there have been no disagreements with PWC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PWC would have caused them to make reference thereto in their report on the financial statements for such periods.

Miller Income Fund 2017 Semi-Annual Report

Additional information (unaudited)

March 31, 2017

Proxy Voting Policies and Procedures

You may obtain a description of the Fund's proxy voting policy and voting records, without charge, upon request by contacting the Funds directly at 1-888-593-5110 or on the EDGAR Database on the SEC's website at www.sec.gov. The Fund files its proxy voting records annually as of June 30, with the SEC on Form N-PX. The Fund's Form N-PX is available without charge by visiting the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling 1-800-SEC-0330.

Quarterly Form N-Q Portfolio Schedule

The Fund files its complete portfolio schedule with the Securities and Exchange Commission (SEC) on Form N-Q at the end of the first and third fiscal quarters within 60 days of the end of the quarter to which it relates. The Fund's Form N-Qs are available on the SEC's website at www.sec.gov and may also be reviewed and copied at the SEC's Public Reference Room. For information about the operation of the Public Reference Room, please call 1-800-SEC-0330.

Miller Income Fund 2017 Semi-Annual Report

Approval of investment advisory agreement for Miller Income Fund (unaudited)

At a meeting held on August 16-17, 2016, the Board of Trustees (the "Board") of Trust for Advised Portfolios (the "Trust"), including all Trustees who are not "interested persons" of the Trust, as that term is defined in the Investment Company Act of 1940, as amended ("1940 Act"), approved a new investment advisory agreement ("Advisory Agreement") with LMM LLC (the "Adviser" or "LMM") for the Miller Income Fund (the "Fund"), a new series of the Trust. The Advisory Agreement took effect on February 27, 2017, after shareholders of the corresponding Miller Income Opportunity Trust (the "MIOT Fund"), approved the reorganization of the MIOT Fund into the Fund. Ahead of the August meeting, the Board received and reviewed information regarding the Fund, LMM, and the services to be provided by LMM to the Fund under the Advisory Agreement and generally observed that those services would be substantially identical to the services currently provided to the corresponding MIOT Fund under the prior arrangements with LMM.

In considering the approval of the Advisory Agreement, the Board considered the following factors and made the following determinations. In its deliberations, the Board did not identify any single factor or piece of information as all important, controlling, or determinative of its decision and each Trustee may have attributed different weights to the various factors and information.

•  In considering the nature, extent and quality of the services to be provided by LMM to the Fund, the Trustees took into account that the portfolio management services previously provided when LMM served as sub-adviser to the MIOT Fund will be identical to those to be provided to the Fund by LMM. The Board reviewed the proposed services that LMM would provide to the Fund as investment adviser, noting to what degree those services extended beyond portfolio management. The Board considered LMM's specific responsibilities in all aspects of day-to-day management of the Fund as well as the qualifications, experience and responsibilities of the portfolio managers and other key personnel who would be involved in the day-to-day activities of the Fund, and that the Fund's portfolio managers would remain with LMM after the reorganizations.

•  The Board considered the past performance of the MIOT Fund, since the Fund would retain the performance of the MIOT Fund. The Trustees also considered the structure of the compliance procedures and the trading capability of LMM. The Board concluded that LMM had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to

Miller Income Fund 2017 Semi-Annual Report

Approval of investment advisory agreement for Miller Income Fund (unaudited) (cont'd)

performing its duties under the Advisory Agreement and that, in the Board's view, the nature, overall quality, and extent of the management services to be provided would be satisfactory and reliable.

•  The Trustees then considered the anticipated cost of the proposed services and the proposed structure and level of the advisory fees. The Trustees noted that there were no proposed redemption fees for the Fund and that there was a sales charge for Class A and C shares. The Trustees noted that the Fund proposed entering into an Operating Expenses Limitation Agreement with the Trust on behalf of the Fund, whereby LMM would limit the Fund's expenses, excluding acquired fund fees and expenses, interest expense, and dividends on securities sold short and extraordinary expenses which were the same as the expense limitations under the corresponding MIOT Fund. The Trustees considered the Fund's proposed investment advisory fee schedule in comparison to the range of advisory fees charged by comparable funds, noting that the Fund's fee was within the range charged by such comparable funds. After discussing other questions and reviewing the materials that were provided by LMM, the Trustees concluded that the fees to be received by LMM were fair and reasonable.

•  The Trustees discussed the likely overall profitability of LMM from managing the Fund. In assessing profitability, the Trustees reviewed LMM's financial information provided in the Board materials and took into account both the likely direct and indirect benefits to LMM from managing the Fund. The Trustees concluded that LMM's profit from managing the Fund would likely not be excessive and, after review of relevant financial information, LMM appeared to have adequate capitalization and/or would maintain adequate profit levels to support the Fund. The Trustees considered that LMM had significant experience advising the Fund and that the portfolio managers and strategies for the Fund would remain. They further considered whether LMM would be prepared to assume the role of investment adviser rather than its current role as sub-adviser, and concluded that based on its experience as sub-adviser to the MIOT Fund, LMM would be able to assume that role.

•  The Trustees considered the current asset levels of the MIOT Fund and whether LMM would realize economies of scale in the management of the Fund as they grow in size. The Trustees noted LMM's willingness to monitor the Fund and share any such economies should they develop in the future. The Trustees concluded that they will have the opportunity to periodically reexamine whether economies of scale have been achieved.

Miller Income Fund 2017 Semi-Annual Report

Privacy notice

The Fund collects non-public information about you from the following sources:

•  Information we receive about you on applications or other forms;

•  Information you give us orally; and/or

•  Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer's authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Miller Income Fund 2017 Semi-Annual Report

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Investment Adviser

LMM, LLC
One South Street
Suite 2550
Baltimore, MD 21202

Distributor

Quasar Distributors, LLC
777 East Wisconsin Avenue
MK-WI-T6
Milwaukee, Wisconsin 53202

Custodian

U.S. Bank National Association
Custody Operations
1555 North River Center Drive,
Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm

BBD, LLP
1835 Market Street,
26th Floor
Philadelphia, PA 19103

Legal Counsel

Morgan, Lewis & Bockius, LLP
111 Pennsylvania Avenue, NW
Washington, DC 20004

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Miller Value Funds

888.593.5110
millervaluefunds.com

Item 2. Code of Ethics.

Not applicable for semi-annual reports

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)         The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)         There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)         (1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable for semi-annual reports.

(2) certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)         Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.  Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Trust for Advised Portfolios

By	/s/ Christopher E. Kashmerick
Christopher E. Kashmerick, President

Date	June 5, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Christopher E. Kashmerick
Christopher E. Kashmerick, President

Date	June 5, 2017

By	/s/ Russell B. Simon
Russell B. Simon, Treasurer

Date	June 5, 2017